ASSIGNMENT OF PARTNERSHIP INTEREST
           FOR THE TENDER OF UNITS OF LIMITED PARTNERSHIP INTEREST IN
                               SECURED INCOME L.P.
              PURSUANT TO THE OFFER TO PURCHASE DATED JULY 24, 1998

--------------------------------------------------------------------------------


        THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT
       12:00 MIDNIGHT, NEW YORK TIME, ON AUGUST 20, 1998, UNLESS THE OFFER
                                   IS EXTENDED

--------------------------------------------------------------------------------



                        The Depositary for the Offer is:

                            SERVICE DATA CORPORATION
                             2424 South 130th Circle
                              Omaha, Nebraska 68144
                            Toll Free (800) 443-6034
                            Facsimile (402) 330-8688


         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ASSIGNMENT OF PARTNERSHIP INTEREST, PLEASE CALL OUR INFORMATION AGENT, SHAREHOLDER COMMUNICATIONS CORPORATION, TOLL FREE AT (800) 733-8481, EXTENSION 415.

         DELIVERY OF THIS  ASSIGNMENT  OF  PARTNERSHIP  INTEREST (OR A FACSIMILE
COPY) OR ANY OTHER REQUIRED DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

               PLEASE CAREFULLY READ THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

         The undersigned hereby tenders to West Putnam Housing Investors LLC, a Delaware limited liability company (the "Purchaser"), the number of the undersigned's units of limited partnership interest ("Units") in Secured Income L.P., a Delaware limited partnership (the "Partnership"), specified below, at a price of $6.50 per Unit (the "Purchase Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the offer to purchase dated July 24, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Assignment of Partnership Interest (which, together with any supplements or amendments, collectively constitute the "Offer'). The undersigned understands and agrees that the Purchase Price will automatically be reduced by the aggregate amount of distributions per Unit, if any, made by the Partnership on or after July 24, 1998 and prior to the date on which the Purchaser pays for the Units purchased pursuant to the Offer. Holders of Units ("Unit Holders") who tender their Units will not be obligated to pay any commissions or Partnership transfer fees with respect to the sales of Units pursuant to the Offer, which commissions and Partnership transfer fees, if any, will be borne by the Purchaser. The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase Units tendered pursuant to the Offer.

         Subject to and effective upon acceptance for payment of and payment for the Units tendered hereby, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all of the Units tendered hereby. The undersigned understands that upon acceptance for payment of and payment for the tendered Units, the Purchaser will be entitled to seek admission to the Partnership as a substituted Unit Holder in substitution for the undersigned as to all the tendered Units.

         The undersigned irrevocably appoints the Purchaser and its managing member and designees (each, an "Agent") as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights with respect to the Units tendered by the undersigned and purchased by the Purchaser. Such power of attorney and proxy shall be considered coupled with an interest in the tendered Units and is irrevocable. When the Units tendered hereby are accepted for payment pursuant to the Offer, all prior proxies and powers given by the undersigned with respect to the Units will, without further action, be revoked, and no subsequent proxies or powers may be given (and, if given, will not be effective). Each of the Agents will, with respect to the Units, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper, whether at any meeting of the Partnership's Unit Holders, by written consent or otherwise, subject to the restrictions in the Amended and Restated Agreement of Limited Partnership of the Partnership. The foregoing proxy and power may be exercised by the Purchaser or any of the other persons referred to above acting alone.

         In addition to and without limiting the generality of the foregoing, the undersigned hereby irrevocably (a) appoints each of the Agents as the undersigned's attorneys-in-fact, each with full power of substitution, with an irrevocable instruction to each Agent to execute all or any instruments of transfer and/or other documents in such Agent's discretion in relation to the Units tendered hereby and accepted for payment by the Purchaser, and to take all such other actions as may in the opinion of such Agent be necessary or expedient for the purpose of, or in connection with, the undersigned's acceptance of the Offer and to vest in the Purchaser, or as it may direct, those Units, effective when and only to the extent that the Purchaser accepts the tendered Units for payment; (b) authorizes and requests the Partnership and its general partners (the "General Partners") to take any and all acts as may be required to effect the transfer of the undersigned's Units to the Purchaser (or its designee) and admit the Purchaser (or its designee) as a substituted Unit Holder in the Partnership; (c) assigns to the Purchaser and its assigns all of the right, title and interest of the undersigned in and to any and all distributions made by the Partnership from and after the date on which the Purchaser pays for the Units tendered by the undersigned; (d) grants to the Purchaser and its assigns the right to receive any and all distributions made by the Partnership on or after the date on which the Purchaser pays for the Units tendered by the undersigned (regardless of the record date for any such distribution), and to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units; (e) empowers any of the Agents to execute and deliver to the General Partners a change of address form instructing the General Partners to send any and all future distributions to the address specified in the form, and to endorse any check payable to or upon the order of such Unit Holder representing a distribution to which the Purchaser is entitled pursuant to the terms of the Offer, in each case in the name and on behalf of the tendering Unit Holder; and (f) agrees not to exercise any rights pertaining to the Units without the prior consent of the Purchaser.

         The undersigned hereby represents and warrants that the undersigned owns the Units tendered hereby and has full power and authority to validly tender, sell, assign and transfer the Units tendered hereby and that when the same are purchased by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Units will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Units tendered hereby.

         The undersigned understands that a tender of Units pursuant to the procedures described in the Offer to Purchase and in the Instructions to this Assignment of Partnership Interest will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         THIS TENDER IS IRREVOCABLE, EXCEPT THAT UNITS TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AS DESCRIBED IN SECTION 4 OF THE OFFER TO PURCHASE.

                                PLEASE COMPLETE ALL OF THE APPLICABLE BOXES BELOW.


----------------------------------------------------------------------------------------------------------------------------------
                                                                                     DESCRIPTION OF CERTIFICATE(S)
                                                                                             BEING TENDERED
                        MAILING ADDRESS                                                     (PLEASE FILL IN)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           TOTAL                        NUMBER OF
                                                                                           NUMBER OF                      UNITS
                                                                                           UNITS                          BEING
             NAME(S) AND ADDRESS(ES) OF REGISTERED                                         REPRESENTED                  TENDERED
                    OWNER(S) AS SHOWN ON THE                           CERTIFICATE         BY THE                       FROM EACH
                 RECORDS OF SECURED INCOME L.P.                         NUMBER(S)          CERTIFICATE                 CERTIFICATE
----------------------------------------------------------------------------------------------------------------------------------

                                                               -------------------------------------------------------------------

                                                               -------------------------------------------------------------------

                                                               -------------------------------------------------------------------

                                                               -------------------------------------------------------------------

                                                               -------------------------------------------------------------------

                                                               -------------------------------------------------------------------
                                                                      (ATTACH
                                                                     SEPARATE
                                                                    SCHEDULE IF
                                                                     NECESSARY)                                            TOTAL:
----------------------------------------------------------------------------------------------------------------------------------


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS ASSIGNMENT OF PARTNERSHIP INTEREST IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

         THE INSTRUCTIONS ACCOMPANYING THIS ASSIGNMENT OF PARTNERSHIP INTEREST SHOULD BE READ CAREFULLY BEFORE THIS ASSIGNMENT OF PARTNERSHIP INTEREST IS COMPLETED.

         Please issue checks in the amount of the Purchase Price to which the undersigned is entitled pursuant to the Offer in the name and to the address indicated on the records of Secured Income L.P. unless otherwise indicated under Special Payment Instructions or Special Delivery Instructions below.



--------------------------------------------------------------            ---------------------------------------------------------
                      SPECIAL PAYMENT
                        INSTRUCTIONS                                                       SPECIAL DELIVERY INSTRUCTIONS
--------------------------------------------------------------            ---------------------------------------------------------
        Do not complete unless check(s) for the                                      Do not complete unless check(s) for the
Purchase Price are to be issued to someone other than                       Purchase Price are to be mailed to someone other than
the registered owner(s).  (See Instruction 1)                               the registered owner(s) or to an address different from
                                                                            the address to which this Assignment of Partnership
                                                                            Interest was sent.  (See Instruction 1)



Issue check to:                                                             Mail check to:

Name:                                                                       Name:
                       (Please Print)                                                             (Please Print)

Address:                                                                    Address:


                         (Zip Code)                                                                 (Zip Code)

Tax Identification or Social Security Number:

---------------------------------------

--------------------------------------------------------------            ---------------------------------------------------------


-------------------------------------------------------------------------------
                                  SIGNATURE(S)

                                                        Dated ____________, 1998

The undersigned hereby tenders the number of Units specified above pursuant to the terms of the Offer.

SIGN __________________________________________________________________________

HERE __________________________________________________________________________

     __________________________________________________________________________

                     (SIGNATURE(S) OF REGISTERED HOLDER(S))

MUST BE SIGNED BY REGISTERED OWNER(S) EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) BEING SURRENDERED OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED OWNER(S) BY CERTIFICATES AND DOCUMENTS DELIVERED WITH THIS ASSIGNMENT OF PARTNERSHIP INTEREST OR BY OTHER AUTHORIZED PERSON(S). IF SIGNED BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH FULL TITLE. (SEE INSTRUCTIONS 1 AND 5)

NAME(S) ________________________________________________________________________

        ________________________________________________________________________
                                 (Please Print)

CAPACITY  _____           ADDRESS ______________________________________________
                                                                        Zip Code

TAX IDENTIFICATION OR SOCIAL SECURITY NO. ______________________________________
                                                        (See Form W-9)
AREA CODE AND TELEPHONE NUMBER _________________________________________________

                            GUARANTEE OF SIGNATURE(S)
                               (See Instruction 1)

AUTHORIZED SIGNATURE: __________________________________________________________

NAME: __________________________________________________________________________

NAME OF FIRM: __________________________________________________________________

TITLE: _________________________________________________________________________

ADDRESS: _______________________________________________________________________

AREA CODE AND TELEPHONE NUMBER: ________________________________________________

DATED: _________________________________________________________________________

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE
Form W-9                      PART I -- PLEASE PROVIDE YOUR TIN IN                     ___________________________________
Department of the             THE  BOX AT  RIGHT  AND CERTIFY BY                       Social  Security  Number(s) or Employer
Treasury  Internal  Revenue   SIGNING AND DATING BELOW                                 Identification Number
Service
------------------------------------------------------------------------------------------------------------------------------------
PAYER'S REQUEST
FOR TAXPAYER                  PART 2 --  Certification  -- Under penalties of perjury,  I certify that: (1) The number shown on
IDENTIFICATION                this form is my correct  Taxpayer Identification  Number  ("TIN") (or I am waiting for a number to
NUMBER (TIN)                  be issued to me) and (2) I am not subject to back-up withholding because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to back-up  withholding as a result of
                              a  failure  to  report  all   interest  or dividends,  or the IRS has  notified me that I am no longer subject to back-up withholding.


                              ------------------------------------------------------------------------------------------------------

                              PART 3 --  Awaiting  TIN -- You must check the box  below  if you  are  awaiting  a TIN to be assigned to you. See also the  Certificate  of Awaiting Taxpayer Identification Number below.

                              [   ]  Awaiting TIN

                              ------------------------------------------------------------------------------------------------------

                              Certification  Instructions  -- You must cross out item (2) above if you have  been  notified by the
                              IRS that  you are  subject  to  back-up withholding because of underreporting interest or dividends on your tax return.  However,  if after being  notified by the IRS that you were subject to back-up withholding  you  received another notification from the IRS that you are no longer subject to back-up withholding,  do not cross out item (2)


                              SIGNATURE: __________________________                         DATE: _________________

------------------------------------------------------------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
          *(TO BE COMPLETED ONLY IF THE BOX IN PART 3 ABOVE IS CHECKED)

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Service Center or Social Security Administration Office, or (b)
I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide such a number.

SIGNATURE: _____________________                              DATE: _______________




------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              FIRPTA AFFIDAVIT -- CERTIFICATE OF NON-FOREIGN STATUS

         Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the Purchaser that withholding of tax is not required upon this disposition of a U.S. real property interest, the undersigned hereby certifies the following as or on behalf of the tendering Unit Holder named above:

         1. The Unit Holder, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2. The Unit Holder's Social Security Number (for individuals) or Employer Identification Number (for non-individuals) is (D):
                  ___________; and

         3.       The Unit Holder's address is:   __________________________
                                                  __________________________
                                                  __________________________

         I understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement I have made here could be punishable by fine, imprisonment or both.

         Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete.


-----------------------------                    -------------------------------
         Signature                                           Signature

Title:_________________________                  Title:_________________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
                                       TO
                       ASSIGNMENT OF PARTNERSHIP INTEREST
                                       FOR
                               SECURED INCOME L.P.

                FORMING PART OF TERMS AND CONDITIONS OF THE OFFER

--------------------------------------------------------------------------------


    IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE COMPLETING THE ASSIGNMENT OF PARTNERSHIP INTEREST, PLEASE CALL SHAREHOLDER COMMUNICATIONS CORPORATION
                   TOLL FREE AT (800) 733-8481, EXTENSION 415.

--------------------------------------------------------------------------------

         1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Assignment of Partnership Interest (i) if such Assignment of Partnership Interest is signed by the registered holder of the Units tendered therewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" in this Assignment of Partnership Interest, or (ii) if Units are tendered for the account of a firm that is a member in good standing of the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (such a firm being hereinafter referred to as an "Eligible Institution").

         If a certificate representing Units is registered in the name of a person other than the person(s) signing this Assignment of Partnership Interest (or a facsimile thereof), or if payment is to be made, or Units not accepted for payment or not tendered are to be returned, to a person other than the registered holder, the certificate must be endorsed or accompanied by an appropriate stock power, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate, with the signature(s) on the certificate or stock power guaranteed by an Eligible Institution. If this Assignment of Partnership Interest or stock powers are signed or any certificate is endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Purchaser, proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

         2. DELIVERY OF ASSIGNMENT OF PARTNERSHIP INTEREST. The Assignment of Partnership Interest is to be completed by all Unit Holders who wish to tender Units in response to the Offer. For a Unit Holder to validly tender Units, certificates representing such tendered Units and a properly completed and duly executed Assignment of Partnership Interest (or a facsimile copy), along with the required signature guarantees by an Eligible Institution (if required) and any other required documents, must be received by the Depositary at the address set forth on the Assignment of Partnership Interest on or prior to the Expiration Date (as defined in the Offer to Purchase).

         THE METHOD OF DELIVERY OF THE ASSIGNMENT OF PARTNERSHIP INTEREST AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING UNIT HOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted, and no fractional Units will be purchased (except from a Unit Holder who is tendering all of the Units owned by that Unit Holder). All tendering Unit Holders, by execution of the Assignment of Partnership Interest, waive any right to receive any notice of the acceptance of their Units for payment.

         3. INADEQUATE SPACE. If the space provided herein is inadequate, additional information may be provided on a separate signed schedule attached hereto.

         4. MINIMUM TENDERS. A Unit Holder may tender any or all of his or her Units; provided, however, that because of restrictions in the Partnership's Amended and Restated Agreement of Limited Partnership, in order for a partial tender to be valid, after the sale of Units pursuant to the Offer, the Unit Holder must continue to hold a minimum of 250 Units, which represent a capital contribution in the Partnership of $5,000 (or, in the case of Unit Holders who hold Units in an Individual Retirement Account, Keogh or Qualified Plan, at least 100 Units, which represent a capital contribution in the Partnership of $2,000). Tenders of fractional Units will be permitted only by a Unit Holder who is tendering all Units owned by that Unit Holder.

         5. SIGNATURES ON ASSIGNMENT OF PARTNERSHIP INTEREST. If the Assignment of Partnership Interest is signed by the registered Unit Holder(s), the signature(s) must correspond exactly with the name(s) as shown on the records of the Partnership, without alteration, enlargement or any change whatsoever.

         If any of the Units tendered hereby are held of record by two or more joint owners, each such owner must sign the Assignment of Partnership Interest.

         If the Assignment of Partnership Interest is signed by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Depositary of their authority to so act must be submitted.

         When this Assignment of Partnership Interest is signed by the registered holder(s) of the certificate(s) surrendered hereby, no endorsements of certificates or separate stock powers are required, unless payment is to be issued to a person other than the registered holder(s), in which case, the certificate(s) surrendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

         If this Assignment of Partnership Interest is signed by a person other than the registered holder(s) of the certificate(s) surrendered hereby, the certificate(s) surrendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

         If certificates are registered in different names (e.g. "John Smith" on one certificate and "J. Smith" on another) or different forms of ownership (e.g. as a joint holder and as a trustee), it will be necessary to complete, sign, date and submit as many separate Assignments of Partnership Interest as there are different registrations.

         6. WAIVER OF CONDITIONS. The Purchaser expressly reserves the absolute right, in its sole discretion, to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Units tendered.

         7. REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions or requests for assistance may be directed to Shareholder Communications Corporation, the Information Agent, at its address and telephone number set forth on the back cover of the Offer to Purchase. Additional copies of the Offer to Purchase and the Assignment of Partnership Interest may be obtained from the Information Agent.

         8. SUBSTITUTE FORM W-9. Each tendering Unit Holder is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the Unit Holder's social security or federal employer identification number, on Substitute Form W-9, which is provided in the Assignment of Partnership

Interest. You must cross out item (2) in the certification box on Substitute Form W-9 if you are subject to back-up withholding. Failure to provide the information on the form may subject the tendering Unit Holder to 31% federal backup withholding on the payments made to the Unit Holder with respect to Units purchased pursuant to the Offer. The box in Part 3 of the form may be checked if the tendering Unit Holder has not been issued a TIN but has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within sixty (60) days, thereafter the Depositary will withhold 31% on all such payments of the purchase price until a TIN is provided to the Depositary.

         9. FIRPTA AFFIDAVIT.  To avoid potential withholding of tax pursuant to
Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), in an amount equal to 10% of the purchase price for Units purchased pursuant to the Offer, plus the amount of any liabilities of the Partnership allocable to such Units, each Unit Holder who or which is a United States person must complete the FIRPTA Affidavit contained in the Assignment of Partnership Interest stating, under penalties of perjury, such Unit Holder's TIN and address and that such Unit Holder is not a foreign person. Tax withheld under Section 1445 of the Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the IRS.

         IMPORTANT:  THE  ASSIGNMENT  OF  PARTNERSHIP  INTEREST  (OR A FACSIMILE
COPY), TOGETHER WITH CERTIFICATES REPRESENTING THE TENDERED UNITS AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                             ----------------------
                            IMPORTANT TAX INFORMATION

         To prevent backup withholding on payments made to a Unit Holder or other payee with respect to Units purchased pursuant to the Offer, the Unit Holder is required to notify the Depositary of the Unit Holder's correct TIN by completing the form supplied as part of the Assignment of Partnership Interest, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Unit Holder is awaiting a TIN) and that (1) the Unit Holder has not been notified by the Internal Revenue Service (the "IRS") that the Unit Holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the IRS has notified the Unit Holder that the Unit Holder is no longer subject to backup withholding. If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Unit Holder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

         The Unit Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Units. If the Units are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         Certain Unit Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Unit Holder must submit to the Depositary a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to such Unit Holder's foreign status. A Form W-8 can be obtained from the Depositary. See the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

                              ---------------------

                       INDIVIDUAL RETIREMENT ACCOUNT (IRA)

         PLEASE NOTE THAT A TENDERING BENEFICIAL OWNER OF UNITS WHOSE UNITS ARE OWNED OF RECORD BY AN INDIVIDUAL RETIREMENT ACCOUNT (IRA) OR OTHER QUALIFIED PLAN WILL NOT RECEIVE DIRECT PAYMENT OF THE PURCHASE PRICE. RATHER, PAYMENT WILL BE MADE TO THE CUSTODIAN OF SUCH ACCOUNT OR PLAN. IF THE UNITS ARE HELD IN AN IRA ACCOUNT, THE CUSTODIAN OF THE ACCOUNT MUST SIGN THE ASSIGNMENT OF PARTNERSHIP INTEREST.